Exhibit 10.38

PLEDGE AGREEMENT
DEPOSIT ACCOUNT

This Pledge Agreement - Deposit Account (as the same may be amended, restated or otherwise modified, this “Agreement”) is made as of the 14 day of March, 2006 by and between the FIRST ALBANY COMPANIES INC., a New York corporation with its principal office and place of business at 677 Broadway, Albany, New York 12207 (the “Debtor”) and KEYBANK NATIONAL ASSOCIATION, a national banking association duly constituted and existing under the laws of the United States of America, with an office for the transaction of business at 66 South Pearl Street, Albany, New York 12207 (the “Secured Party”).

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Pledge Agreement hereby agree as follows;

As used herein, “Obligations” shell mean: (i) all Obligations, as defined in the Loan Agreement Re: $11,000,000.00 Term Loan dated as of March 14, 2006 (the “Loan Agreement”), including, but not limited to all obligations and/or indebtedness due under or evidenced or contemplated by the Loan Documents, the 2006 Term Note, the “loan documents” as defined in the 2004 Loan Agreement, the “loan documents” as defined in the 2005 Loan Agreement, the 2005/2004 Term Loan Mandatory Prepayment, and all modifications, extensions, renewals and replacements thereof; (ii) every liability, now or hereinafter owing to Bank by Borrower under and pursuant to those credit facilities (the "Credit Facilities”) established for the Borrower by the Bank under and pursuant to the Loan Agreement, the 2005 Loan Agreement and/or the 2004 Loan Agreement, and all amendments, modifications, renewals and replacements of the foregoing; (iii) every other liability, now or hereafter owing to Bank by Borrower, including, without limitation, every liability, whether owing by only Borrower or by Borrower with one or more others in a several, joint or joint and several capacity, whether owing absolutely or contingently, whether created by note, overdraft, guaranty of payment or other contract or by a quasi-contract, tort, statute or other operation of law, whether incurred directly to Bank or acquired by Bank by purchase, pledge or otherwise and whether participated to or from Bank in whole or in part; (iv) all costs and expenses, including attorneys’ fees, incurred by Bank in connection with the collection of any portion of the indebtedness described in (i) and (ii) hereof; and (v) the payment of all other sums, with interest thereon, advanced in accordance with the terms of this Agreement, the Loan Agreement and all other documents, instruments and agreements held by the Bank in connection with the Obligations and/or pursuant to the terms of the “loan documents”, as defined in the Loan Agreement, the 2005 Loan Agreement or the 2004 Loan Agreement, to protect the security of this Agreement and the performance of the covenants and agreements of Borrower contained in this Agreement and the other Loan Documents (the obligations referenced or encompassed within (i) – (v) are referred to herein as the “Secured Obligations”)  Capitalized terms used herein which are not defined herein shall have that meaning ascribed to such terms in the Loan Agreement.

Grant of Security Interest.  Debtor hereby pledges, assigns and grants to the Secured Party, to secure the payment and performance in full of the Obligations, a first priority security interest in the following properties, assets and rights of the Debtor, (all of the same being hereinafter called the “Collateral”):

Deposit Account no. 329 681 044429 in the present amount of $200.00 currently maintained by Debtor with Secured Party (“Deposit Account”), together with all interest whether accrued or hereafter accruing, and any and all additional deposits hereafter made to the Deposit Account, any and all proceeds from the Deposit Account, and all renewals, replacements and substitutions for any of the foregoing.

1.

Authorization to File Financing Statements.  Debtor hereby irrevocably authorizes the Secured Party to file any UCC financing statements to perfect Secured Party’s security interest in the Collateral.  The Debtor agrees to sign all documents that are necessary to perfect, protect or continue Secured Party’s security interest in the Collateral and to furnish any additional information to the Secured Party promptly upon the Secured Party’s request.

2.

Other Actions.  Debtor agrees to take any and all other actions as the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code (“UCC”), to the extent, if any, that the Debtor’s signature thereon is required therefor, (ii) complying with any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iii) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Secured Party, (iv) taking all actions under any earlier versions of the UCC or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant UCC or other Jurisdiction, including any foreign jurisdiction.

3.

Secured Party’s Rights.  (a) While this Agreement is in effect the Debtor shall have no right to make withdrawal from the Deposit Account, except as otherwise provided herein and in the other Loan Documents, and the Secured Party shall retain all rights to possession of the Collateral, together with any evidence of the Collateral, such as certificates or passbooks.  Secured Party shall exercise reasonable care in the physical custody of any certificate or passbook, but shall have no other obligation to protect or maintain the Collateral or its value.  Without limitation, Secured Party shall have no responsibility to collect or protect income on the Collateral, to protect any rights against the issuers of the Collateral, to ascertain maturities or exchanges of the Collateral, or to inform the Debtor regarding any of the foregoing.  Secured Party may take, in its sole discretion, any action on Debtor’s behalf, to maintain or preserve title to the Collateral; any amounts expended by Secured Party in taking such action will be payable by Debtor and will be secured by this Agreement.

(b)

Debtor hereby irrevocably appoints Secured Party as its true and lawful attorney-in-fact, with full power of substitution, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments necessary or useful to accomplish the purposes of this Agreement.  This power is given as security for the Obligations and shall remain in full force and effect until this Agreement is terminated.

(c)

From time to time as required by Section 2.11 of the Loan Agreement, Secured Party shall transfer certain of the funds on deposit in the Deposit Account to the Debtor in connection with an Excess Collateral Amount Event as and when specified in Section 2.11 of the Loan Agreement.  The Collateral so transferred shall no longer be Collateral hereunder, the pledge and security interest contemplated hereby shall terminate as to such transferred funds and the Secured Party shall have no rights as a secured party with respect to the Collateral transferred to the Debtor pursuant to section 2.11 of the Loan Agreement.

4.

Debtor’s Representations and Warranties.  Debtor represents and warrants to the Secured Party as follows: (a) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Debtor; (b) this Agreement constitutes, and any instrument or agreement required hereunder to be given by the Debtor to the Secured Party when delivered will constitute, the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with their respective terms; (c) the Debtor is the owner of the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, and (d) the Debtor shall not pledge, assign or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or other encumbrance in the Collateral in favor of any person, other than the

Secured Party.

5.

 Default.  The Debtor shall be in default hereunder upon the Debtor’s failure to timely do all things required to be done by it hereunder, or upon the occurrence of any Event of Default as set forth in the Loan Agreement.

6.

Rights and Remedies.

If any Event of Default shall occur, Secured Party may, at its election, and without demand or notice of any kind each of which is hereby waived, do any one or more of the following:

(a)

Exercise any and all rights and remedies available to Secured Party under any applicable law;

(b)

Exercise any and all rights and remedies granted to Secured Party under the terms of this Agreement and the other Loan Documents;

(c)

Set off the unpaid balance of the Obligations against any debt owing to Debtor by the Secured Party.

(d)

Take directly all funds in the Deposit Account and apply them to the Obligations in such manner as the Secured Party in its sole and absolute discretion may decide.

If the Deposit Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Deposit Account prior to its application to the Obligations.  Any excess funds remaining after application of the Deposit Account proceeds to the Obligations will be paid to Debtor.  Debtor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Deposit Account to the Obligations.  The remedies in this Section are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which the Secured Party may be entitled.  All Secured Party’s rights and remedies, whether evidenced by the Agreement or by any other agreement, instrument or document shall be cumulative and may be exercised singularly or concurrently.

7.

No Waiver by Secured Party.  The Secured Party shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party.  No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.  All rights and remedies of the Secured Party with respect to the Obligations or the Collateral whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

8.

Suretyship Waivers by Debtor.  The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable.  The Debtor further waives any and all other suretyship defenses.

9.

Marshalling.  The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

10.

Governing Law; Consent to Jurisdiction.  The provisions of this Agreement and the respective rights and duties of Debtor and Secured Party hereunder shall be governed by and construed in accordance with New York law.  Debtor hereby irrevocably submits to the non-exclusive jurisdiction of any state or federal court sitting in Albany, New York, over any action or proceeding arising out of or relating to this Agreement, or any document related to the Obligations, and Debtor hereby Irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court.  The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

11.

Waiver of Jury Trial.  DEBTOR AND SECURED PARTY EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN SECURED PARTY AND DEBTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

12.

Notices.  All notices, requests, demands or other communications provided for hereunder shall be in writing and, if to Debtor or Secured Party, mailed or delivered to it, addressed to it at the following:

To the Debtor:

FIRST ALBANY COMPANIES INC.

677 Broadway

Albany, New York 12207

Attn:  Chief Financial Officer

With a Copy to:

MILBANK, TWEED, HADLEY & McCLOY LLP

1 Chase Manhattan Plaza

New York, New York 10005

Attn: Howard Kelberg

To the Secured Party:

KEYBANK NATIONAL ASSOCIATION

66 South Pearl Street

Albany, New York  12207

Attention: First Albany Companies

     Richard C. VanAuken, Senior V.P.

With a copy to:

Lemery Greisler, LLC

50 Beaver Street

Albany, New York 12207

Attention: Nicholas J. Greisler, Esq.

All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or forty-eight (48) hours after being deposited in the mails with postage prepaid by registered or certified mall, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices from Debtor to Secured Party pursuant to any of the provisions hereof shall not be effective until received by Secured Party.

13.

Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.  The Debtor acknowledges receipt of a copy of this Agreement.

14.

Termination.  This Agreement and the security interest granted hereunder shall terminate upon payment in full of all amounts due the Secured Party under the 2006 Term Loan, the 2006 Term Note, the Loan Documents and the Loan Agreement, including, but not limited to, the 2005/2004 Term Loan Mandatory Prepayment; provided, however, that following the occurrence of an Event of Default, this Agreement and the security interest granted hereunder shall not terminate until payment in full of all amounts due the Bank under the 2006 Term Loan, the 2006 Term Note, the Loan Documents and the Loan Agreement, including, but not limited to, the 2005/2004 Term Loan Mandatory Prepayment, and the payment in full of all Secured Obligations.

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IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

Debtor: FIRST ALBANY COMPANIES INC.

By:

/s/ Paul Kutey

Name:

 Paul Kutey

Title:

 CFO

Secured Party: KEYBANK NATIONAL ASSOCIATION

By:

__________________________________

Name:

Richard C. Van Auken

Title:

Senior Vice President

STATE OF NEW YORK  )

COUNTY OF ALBANY   )  ss.:

On this     day of March, 2006, before me, the undersigned, personally appeared _______________ _____, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/

Notary Public-State of New York

Qualified County of:

Commission Expires:

STATE OF NEW YORK  )

COUNTY OF ALBANY   )  ss.:

On this     day of March, 2006, before me, the undersigned, personally appeared Richard C. Van Auken, Senior Vice President, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public-State of New York

Qualified County of:

Commission Expires: